UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 21, 2009 (August 18, 2009)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

          Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On August 18, 2009, the Company’s Board of Directors amended the Vanguard Health Systems, Inc. 2004 Stock Incentive Plan to increase the total number of shares of the Company’s common stock which may be issued under the Plan by 40,000, from 105,611 to 145,611. No additional grants under the Plan were made on August 18, 2009, to the Company’s principal executive officer, principal financial officer or any other named executive officer.

Also, on August 18, 2009, the Company’s Board of Directors approved for all of the Company’s executive officers a new long term cash incentive compensation plan called the “Vanguard Health Systems, Inc. 2009 Long Term Incentive Plan” (the “Long Term Plan”).  The Long Term Plan was designed to secure the continuity and retention of the Company’s executive officers by paying them additional cash incentive compensation on a long term basis for meeting the Company’s annual financial and operational goals and the growth objectives of the Company’s stockholders and to further motivate them both as to annual and long-term performance. The Long Term Plan supplements the Company’s 2001 Annual Incentive Plan which provides the Company’s executive officers with an opportunity to earn cash incentive compensation payable all, or substantially all, on a short term basis.

Each year under the Long Term Plan the Compensation Committee of the Company’s Board of Directors, or prior to the Committee’s establishment, the full Board of Directors (collectively, the “Committee”), will establish a specific earnings-related or operations-related goal or goals for all of the Company’s executive officers. The executive officers will be eligible to receive a cash award or awards based primarily on the extent to which the Company meets its pre-established earnings and/or other operations-related goals. However, under the Long Term Plan the cash incentive compensation payable to the executive officers for meeting their goals and earning their awards will be payable to them, without any interest, on a long term basis, in a lump sum typically a few years after the measuring period is over or in installments over a few years (the “payment date” or “payment dates”).  The Committee will determine one or more target awards for each executive officer, designate a Company performance level or levels required to earn each target award and may also determine threshold performance levels at which minimum awards are earned and performance levels that result in maximum awards to be paid. Target awards may vary among executives based on competitive market practices for comparable positions, their decision-making authority and their ability to affect financial and operational performance. In addition to performance-related awards, the Committee may also make discretionary awards at any time under the Long Term Plan. If an officer’s employment terminates before any payment date, the officer will forfeit any award due on any payment date or dates which should occur after his termination date (except where both a change of control of the Company has occurred and the officer was terminated subsequent to the change of control without cause).

Also, the Committee has the discretion to adjust the annual performance targets during the year in the event of acquisitions and divestitures, restructured or discontinued operations, or other extraordinary or unusual issues occurring during the year. The Committee will evaluate the allocation factors within the Long Term Plan on an annual basis and has the flexibility to adjust the structure including allocation percentages as needed in order to better align the incentives under the Long Term Plan.

On August 18, 2009 the Committee also set target awards for its executive officers under the Long Term Plan for the fiscal year 2010 based solely on the Company achieving a certain consolidated Adjusted EBITDA performance level goal for its fiscal year ended June 30, 2010. Target award levels for the Company’s executive officers ranged from 30% to 50% of their base salaries. These target award levels were 50% for the Company’s Chairman and Chief Executive Officer (Charles N. Martin, Jr.); 35% for the Chief Financial Officer (Phillip W. Roe); and the following amounts for the following other named executive officers: 45% for the President and Chief Operating Officer (Kent H. Wallace); 45% for the Vice Chairman (Keith B. Pitts); and 35% for one of the Company’s executive vice presidents (Joseph D. Moore).    The Committee also set maximum awards for its executive officers under the Long Term Plan for the fiscal year 2010 based solely on the Company achieving a 10% higher consolidated Adjusted EBITDA performance level goal than for the target goal. Maximum award levels for our executive officers ranged from 60% to 100% of their base salaries. These maximum award levels were 100% for  the Company’s Chairman and Chief Executive Officer (Charles N. Martin, Jr.); 70% for the Chief Financial Officer (Phillip W. Roe); and the following amounts for the following other named executive officers: 90% for the President and Chief Operating Officer (Kent H. Wallace); 90% for the Vice Chairman (Keith B. Pitts); and 70% for one of the Company’s executive vice presidents (Joseph D. Moore).The Committee set the payment dates for the awards as 1/3 in September 2011, 1/3 in September 2012 and 1/3 in September 2013. The term “named executive officer” as used above in this report refers to those executive officers for whom disclosure was required under Item 402(c) of

Regulation S-K in the Company’s Form 10-K for the year ended June 30, 2008. The Company defines the term “Adjusted EBITDA” as the Company’s income before interest expense (net of interest income), income taxes, depreciation and amortization, minority interests, gain or loss on the disposal of assets, equity method income, stock compensation, monitoring fees and expenses, realized holding loss on investments, impairment loss and discontinued operations, net of taxes. Monitoring fees and expenses represent fees and reimbursed expenses paid to affiliates of The Blackstone Group and Metalmark Subadvisor LLC for advisory and oversight services.

The foregoing description of the Long Term Plan is qualified in its entirety by reference to the full text of the Vanguard Health Systems, Inc. 2009 Long Term Incentive Plan, which is attached hereto as Exhibit 10.2.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.	The exhibits filed as part of this Report are listed in the Exhibit Index which is located at the end of this Report.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   August 21, 2009                                 VANGUARD HEALTH SYSTEMS, INC.
                                                                                                (Registrant)

                                                                        BY: /s/ Ronald P. Soltman
                                                                               Ronald P. Soltman
                                                                               Executive Vice President, General Counsel
                                                                               & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number 7 to Vanguard Health Systems, Inc. 2004 Stock Incentive Plan

10.2	Vanguard Health Systems, Inc. 2009 Long Term Incentive Plan